Supplement dated September 8, 1999 to the
                       Annual Report for the Pilgrim Funds
                               Dated June 30, 1999
                             Classes: A, B, C and M

The  Financial   Highlights  for  a  Pilgrim  Convertible  Fund  Class  A  Share
Outstanding Throughout the Three Months Ended June 30, 1999 appearing on page 98 of the Annual Report is revised as follows:

Gross expenses prior to expense reimbursement are 1.45%.

NOTE 8 -- EXPENSE WAIVERS in the Notes to Financial Statements as of June 30, 1999 appearing on page 106 of the Annual Report is replaced with the following:

NOTE 8 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                    Class A     Class B     Class C     Class M
                                    -------     -------     -------     -------
LargeCap Leaders                     1.75%       2.50%       2.50%        2.25%
LargeCap Growth                      1.60%       2.25%       2.25%          --
MidCap Value                         1.75%       2.50%       2.50%        2.25%
MidCap Growth                        1.60%       2.25%       2.25%          --
SmallCap Growth                      1.95%       2.60%       2.60%          --
Worldwide Growth                     1.85%       2.50%       2.50%          --
International Core Growth            1.95%       2.60%       2.60%          --
International SmallCap Growth        1.95%       2.60%       2.60%          --
Emerging Countries                   2.25%       2.90%       2.90%          --
Asia-Pacific Equity                  2.00%       2.75%         --         2.50%
Government Securities Income           (1)         (1)         (1)          (1)
Strategic Income                     0.95%       1.35%       1.35%          --
High Yield(2)                        1.00%       1.75%       1.75%        1.50%
High Yield II                        1.10%       1.75%       1.75%          --
Balanced                             1.60%       2.25%       2.25%          --
Convertible                          1.60%       2.25%       2.25%          --

----------
(1) The Investment Manager has agreed to reimburse the Government Securities Income Fund for all gross operating expenses and costs of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and certain distribution fees which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. The expense limitations cannot be changed without shareholder approval.

(2) The current limits will continue through December 31, 1999, at which time they will change to 1.10% for Class A, 1.85% for Class B and C and 1.60% for Class M through at least June 30, 2001.